UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 26, 2004

CoBiz Inc.

(Exact name of registrant as specified in its charter)

Colorado	000-24445	84-0826324
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

821 17th Street

Denver, Colorado 80202

(Address of principal executive offices and zip code)

(303) 293-2265

Registrant’s telephone number, including area code

ITEM 9.  REGULATION FD DISCLOSURE

On April 26, 2004 executives of the Registrant presented information to potential investors as described in the slides attached to this report as Exhibit 99.1.  The information in this report shall not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COBIZ INC.

	By:	/s/	Lyne B. Andrich
Lyne B. Andrich
Executive Vice President and Chief Financial Officer
Date: April 27, 2004

EXHIBIT INDEX

Exhibit Number	Description

99.1	Investor presentation made by executives of CoBiz Inc. on April 26, 2004.